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                            HALLMARK MID-CAP GROWTH FUND

                          Supplement dated March 30, 2005
                      to Prospectus dated November 19, 2004


    The third paragraph under the section "Fund Management - The Sub-Adviser" is amended by deleting the paragraph and replacing it with the following:

             "For the period from March 22, 2005 through September 30, 2005, at the end of each calendar quarter, the Adviser shall pay to the Sub-Adviser a fee equal to 0.35% (annualized) on the net assets of any Class R shareholders and 0.35% (annualized) on the net assets of any Class I shareholders of the Fund.

             From October 1, 2005 and thereafter, at the end of each calendar quarter the Adviser shall pay to the Sub-Adviser a fee equal to 0.30% (annualized) on the net assets of any Class R shareholders and 0.30% (annualized) on the net assets of any Class I shareholders of the Fund. In addition, commencing on October 1, 2005 and annually thereafter, the Adviser shall pay to the Sub-Adviser an amount of $100,000 at the end of each twelve month period provided that the average net assets of the Fund for the prior twelve months exceed $40,000,000. Such additional compensation shall be limited to $300,000 in total. These fees are paid out of the comprehensive management fee received by the Adviser and are not an additional expense of the Fund."

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                           HALLMARK MID-CAP GROWTH FUND

                         Supplement dated March 30, 2005
          to Statement of Additional Information dated November 19, 2004


    The first paragraph in the section "Investment Management, Distribution and Service Agreements - Sub-Investment Management Agreement" is amended by deleting the paragraph and replacing it with the following:

             "The Adviser and the Trust have entered into Sub-Investment Management Agreement (the "Sub-Advisory Agreement") with Segall Bryant & Hamill Investment Counsel the Fund's sub-adviser (the "Sub-Adviser"). The Sub-Adviser is a registered investment adviser. Pursuant to the Sub-Advisory Agreement, as amended, for the period from March 22, 2005 through September 30, 2005, the Adviser shall pay to the Sub-Adviser a fee equal to 0.35% (annualized) on the net assets of any Class R shareholders and 0.35% (annualized) on the net assets of any Class I shareholders of the Fund.

             From October 1, 2005 and thereafter, at the end of each calendar quarter the Adviser shall pay to the Sub-Adviser a fee equal to 0.30% (annualized) on the net assets of any Class R shareholders and 0.30% (annualized) on the net assets of any Class I shareholders of the Fund. In addition, commencing on October 1, 2005 and annually thereafter, the Adviser shall pay to the Sub-Adviser an amount of $100,000 at the end of each twelve month period provided that the average net assets of the Fund for the prior twelve months exceed $40,000,000. Such additional compensation shall be limited to $300,000 in total. These fees are paid out of the comprehensive management fee received by the Adviser and are not an additional expense of the Fund."